Operating Leases (FY) (Tables)	12 Months Ended
Dec. 31, 2017
Leases, Operating [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases
Approximate future rental income to be received under noncancelable operating leases in effect as of December 31, 2017, assuming no new or renegotiated leases or option extensions on lease agreements, is as follows (in thousands):

Year	Amount
2018	$270,880
2019	242,613
2020	212,708
2021	178,096
2022	145,745
2023 and thereafter	429,545
Total	$1,479,587